                                                                  Exhibit 4.1

                                                      COMMON STOCK
                                                     $.01 PAR VALUE

     NUMBER                                             SHARES

                                          SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 741616 10 6

[LOGO]                         PRIMIS

             THE DIRECT SOURCE FOR PROPERTY INFORMATION
         INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFIES THAT


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                           PRIMIS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
             FIRST UNION NATIONAL BANK
                  (CHARLOTTE, NC)

                                  TRANSFER AGENT
                                  AND REGISTRAR


BY

                            AUTHORIZED SIGNATURE

         [Seal]

/s/ C. James Schaper
CHAIRMAN OF THE BOARD, PRESIDENT
  AND CHIEF EXECUTIVE OFFICER


/s/ Leslie H. Schreiner
        SECRETARY


NOTE: LOGO IS FOR POSITION ONLY
-----------------------------------
   AMERICAN BANK NOTE COMPANY
  55TH STREET AT SANSOM STREET
    PHILADELPHIA, PA 19139
         (215)764-8600
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  SALES: A. HOBBS: 404-525-1455
-----------------------------------
/NET/BANKNOTE/HOME 15/PRIMIS/H65479
-----------------------------------

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PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-764-8620
             PROOF OF MARCH 1, 2000
                  PRIMIS, INC.
                  H65479 FACE
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OPERATOR                                      EG/MT
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                       NEW
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         C  E  R  T  I  F  I  C  A  T  E     O  F     S  T  O  C  K

                                PRIMIS, INC.
    The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in its entirety according to applicable laws or regulations:

    TEN COM -- as tenants in common
    TEN ENT -- as tenants by the entireties
    JT TEN -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- _______________________ as Custodian for
                          ________________________________________
                                         (Minor)
                          under Uniform Gifts to Minors Act of
                          ________________________________________
                                         (State)

   Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

____________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
____________________________________________________________________________

____________________________________________________________________________

______________________________________________________________________Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated ________________________________

                           _________________________________________________
                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


 Signature(s) Guaranteed: __________________________________________________
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                          ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM.


-----------------------------------
   AMERICAN BANK NOTE COMPANY
  55TH STREET AT SANSOM STREET
    PHILADELPHIA, PA 19139
         (215)764-8600
-----------------------------------
  SALES: A. HOBBS: 404-525-1455
-----------------------------------
HOME 15/LIVE JOBS/P/PRIMIS/H65479
-----------------------------------

----------------------------------------------------

PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-764-8620
             PROOF OF MARCH 1, 2000
                  PRIMIS, INC.
                  H65479 Bk
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OPERATOR                                       MT
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                       NEW
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